Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C.
SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Kaydon Corporation (the “Company”) on Form 10-Q for the period ended April 2, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brian P. Campbell, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 10, 2005	/s/Brian P. Campbell

Brian P. Campbell
Chief Executive Officer and
Chief Financial Officer